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              SUPPLEMENT DATED NOVEMBER 20, 1996 TO BE ATTACHED TO
        THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS PROSPECTUS
                               DATED MAY 10, 1996

     Effective November 15, 1996, Diversified Investment Advisors, Inc. ("Diversified") terminated its Subadvisory Agreement with respect to the Equity Growth Portfolio with Jundt Associates, Inc. ("Jundt") and entered into a new Subadvisory Agreement with respect to the Equity Growth Portfolio with Chancellor LGT Asset Management, Inc. ("Chancellor"). Under the terms of this new Subadvisory Agreement, Chancellor receives a per annum subadvisory fee equal to 0.50% on the first $50 million of assets; 0.30% on the next $75 million of assets; 0.25% on the next $75 million of assets; and 0.20% on assets in excess of $200 million. In addition, the Investment Advisory Agreement between Diversified and Diversified Investors Portfolios, on behalf of the Equity Growth Portfolio, was amended effective November 15, 1996 to provide for a per annum investment advisory fee payable to Diversified of 0.62% on all assets. The principal address of Chancellor is 1166 Avenue of the Americas, New York, New York 10036. Total assets under management for Equity Growth clients at September 30, 1996 were approximately $1.5 billion, none of which were assets of registered investment companies. Investment management decisions of Chancellor are made by committee and not by managers individually. The Equity Growth Portfolio invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $1 billion or greater. The Portfolio's weighted average market capitalization is expected to be $10 billion or greater.

     On October 24, 1996, Liberty Investment Management, Inc. ("Liberty"), one of the Subadvisers with respect to the Special Equity Portfolio, announced that it had entered into a definitive agreement to be acquired by Goldman Sachs Asset Management, a division of Goldman Sachs & Co. This transaction is expected to occur in January 1997.

     All information in The Diversified Investors Strategic Allocation Funds prospectus dated May 10, 1996 relating to Jundt and The Equity Growth Portfolio and Liberty and the Special Equity Portfolio, including, without limitation, fee information on page 16, the sixth full paragraph on page 17 and the second full paragraph on page 18, is hereby supplemented and/or superseded, as appropriate, by the information set forth in the preceding paragraphs of this Prospectus Supplement.

2811-S/96A                                                             333-00295